UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2016

ULTRAGENYX PHARMACEUTICAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 483-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 14, 2016, Ultragenyx Pharmaceutical Inc. issued a press release announcing topline data from its pivotal Phase 3 study of recombinant human beta-glucuronidase (rhGUS, UXOO3), an investigational therapy for the treatment of Mucopolysaccharidosis 7 (MPS 7, Sly syndrome). A copy of the press release announcing the results of this study is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 14, 2016

*    *    *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2016

ULTRAGENYX PHARMACEUTICAL INC.

By:	/s/ Shalini Sharp
Name:	Shalini Sharp
Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 14, 2016

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